UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019 (August 6, 2019)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 6, 2019, Vista Outdoor Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Vista Outdoor Inc. 2014 Stock Incentive Plan to increase the individual annual performance share limit to 600,000 shares (the "Amended Plan"). The Board of Directors of the Company adopted the Amended Plan on May 7, 2019, subject to stockholder approval.

The Amended Plan is described in greater detail in Proposal 4 in the Company’s proxy statement for the Annual Meeting filed on June 21, 2019 with the Securities and Exchange Commission (the “Proxy Statement”). The description of the Amended Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

As disclosed in the Proxy Statement, the Company granted a performance award to its Chief Executive Officer on March 12, 2019 for 216,587 shares at target and up to 433,174 shares at maximum, a portion of which was contingent on the approval of the Amended Plan at the Annual Meeting. With the approval of the Amended Plan at the Annual Meeting, this grant is no longer contingent.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 11, 2019, the record date for the Annual Meeting, there were 57,725,556 shares of Vista Outdoor common stock outstanding, of which 49,962,486 were present or represented by proxy and the Annual Meeting for purposes of establishing a quorum.

Set forth below are the number of votes cast for and against or withheld (as applicable) each matter presented at the Annual Meeting as well as the number of abstentions and broker non-votes with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
April H. Foley	43,487,657	1,218,651	333,550	4,922,628
Tig H. Krekel	43,501,416	1,211,109	327,333	4,922,628
Michael D. Robinson	43,892,830	1,129,468	17,560	4,922,628

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2019 Named Executive Officer Compensation	18,050,124	26,959,825	29,909	4,922,628

	Votes For	Against	Abstain
(3) Ratification of the Appointment of Deloitte & Touche LLP	49,742,477	161,217	58,792

	Votes For	Against	Abstain	Broker Non-Votes
(4) Approve an amendment to the 2014 Stock Incentive Plan to increase the individual annual performance share limit	43,684,793	1,324,023	31,042	4,922,628

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Vista Outdoor Inc. 2014 Stock Incentive Plan.
104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Scott D. Chaplin
		Name:	Scott D. Chaplin
		Title:	Senior Vice President, General Counsel and Secretary

Date:	August 9, 2019

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